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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                   May 2, 2006

                              Gardner Denver, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                     1-13215                       76-0419383
-----------------              --------------             ---------------------
 (State or Other                (Commission                   (IRS Employer
 Jurisdiction of                File Number)               Identification No.)
  Incorporation)


               1800 Gardner Expressway                            62305
                   Quincy, Illinois                            ------------
      ------------------------------------------                (Zip Code)
       (Address of Principal Executive Offices)

                                 (217) 222-5400
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

         On May 3, 2006, Gardner Denver, Inc. (the "Company") filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment, approved by the Company's stockholders at the Company's annual stockholder's meeting, effected an increase in the authorized shares of the Company's common stock. Article IV, Section 4.01 of the Company's Certificate of Incorporation was amended to increase the number of shares of stock the Company has the authority to issue from 60,000,000 shares (10,000,000 shares of preferred stock and 50,000,000 of common stock), to 110,000,000 shares (10,000,000 shares of preferred stock and 100,000,000 of common stock). The only changes in the Company's prior Certificate of Incorporation were those numeric changes required to reflect the increase in authorized common stock. A complete copy of the Company's Certificate of Incorporation, as amended by the above-described Certificate of Amendment, is attached hereto as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

ITEM 8.01  OTHER EVENTS

         On May 2, 2006, the Company issued a press release announcing the approval by the Company's stockholders of an increase in the Company's authorized common stock allowing for the previously announced stock split in the form of a 100% stock dividend (the "Press Release"). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         3.1 Certificate of Incorporation of Gardner Denver, Inc., as amended on May 5, 1998 and May 3, 2006

         99.1  Gardner Denver, Inc. Press Release dated May 2, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GARDNER DENVER, INC.


Date: May 3, 2006                       By:    /s/ Tracy D. Pagliara
                                            ----------------------------------
                                            Tracy D. Pagliara
                                            Vice President, Administration,
                                            General Counsel and Secretary




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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

   3.1 Certificate of Incorporation of Gardner Denver, Inc., as amended on May 5, 1998 and May 3, 2006

   99.1       Gardner Denver, Inc. Press Release dated May 2, 2006





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